UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21633

Cohen & Steers Dividend Majors Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Tina M. Payne Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2013

Item 1. Reports to Stockholders.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

To Our Shareholders:

We would like to share with you our report for the six months ended June 30, 2013. The net asset value (NAV) at that date was $15.62 per common share. The Fund's common stock is traded on the New York Stock Exchange (NYSE) and its share price can differ from its NAV; at period end, the Fund's closing price on the NYSE was $14.31.

Total returns for the Fund and its comparative benchmarks were as follows:

Six Months Ended June 30, 2013
Cohen & Steers Dividend Majors Fund at NAV[a]	8.36%
Cohen & Steers Dividend Majors Fund at Market Value[a]	6.66%
Blended benchmark—50% S&P 500 Index/ 50% FTSE NAREIT Equity REIT Index[b]	10.23%
S&P 500 Index[b]	13.82%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund's returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund's dividend reinvestment plan. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

The Fund implements fair value pricing when the daily change in a specific U.S. market index exceeds a predetermined percentage. Fair value pricing adjusts the valuation of certain non-U.S. holdings to account for such index change following the close of foreign markets. This standard practice has been adopted by a majority of the fund industry. In the event fair value pricing is implemented on the first and/or last day of a performance measurement period, the Fund's return may diverge from the relative performance of its benchmark index, which does not use fair value pricing.

The Fund makes regular quarterly distributions at a level rate (the Policy). Distributions paid by the Fund are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. As a result of the Policy, the Fund may pay distributions in excess of the Fund's investment company taxable income and net realized gains. This excess would be a "return of capital" distributed from the Fund's assets. Distributions of capital decrease a  As a closed-end investment company, the price of the Fund's NYSE-traded shares will be set by market forces and at times may deviate from the NAV per share of the Fund.

b The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance. The FTSE NAREIT Equity REIT Index is an unmanaged, market-capitalization-weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded equity REITs as a whole.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Investment Review

Equity markets advanced in the six months ended June 30, 2013, but encountered some volatility along the way. Early in the year, positive economic data in the U.S. and China and greater fiscal and monetary easing in Japan attracted investors who sought capital appreciation as well as yield. More-confident investors began to move out of defensive names and into cyclical sectors that had the potential for greater total return.

That confidence was shaken in May, however, when Federal Reserve Chairman Bernanke said he would slow bond purchases once he sees "real and sustainable" improvements in the labor market. Investors took this to mean he would soon taper off quantitative easing, which sent Treasury yields soaring. The turmoil continued through most of June, and many investors moved back into defensive sectors. By the end of June, markets had calmed after several Federal Reserve governors suggested that investors may have overreacted.

The health care and consumer discretionary sectors led large cap

The health care sector (20.3% total returnc) was the top performer in the S&P 500 Index. The Affordable Care Act's winners and losers had become clearer by the first quarter, which boosted the sector, and defensive pharmaceutical components propelled it through the more tumultuous second quarter. Housing-related stocks gave an early lift to the consumer discretionary sector (19.8%), then faltered as interest rates rose and mortgage applications declined. But good news on automobile sales and speculation about a merger between Time Warner Cable and Charter Communications helped the sector outperform for the period. Consumer staples stocks (15.2%) were favored for their perceived defensiveness, while financial institutions (19.5%) advanced on good earnings and no surprises.

The materials sector (2.9%) was affected by the decline in commodities prices and slowing construction in China. The sharp drop in Apple's stock price mostly offset significant advances registered by Google, Hewlett-Packard, and Microsoft, and the information technology sector (6.4%) underperformed. The energy sector (9.8%) gave back some gains in the second quarter when oil prices softened.

REITs were hit by rising interest rates

REITs produced strong total returns in the first quarter of 2013 as improvement in the housing market helped power the economy through the sequester-related worries of reduced government spending and higher taxes. Low interest rates and pent-up demand for housing lifted prices and accelerated new home starts.

c Large cap sector returns are in U.S. dollars as measured by the S&P 500 Index.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

But the uptick in interest rates that followed Chairman Bernanke's remarks sent REITs tumbling; investors overlooked the likelihood that real estate fundamentals and cash flows would benefit from a strengthening economy. While they recovered a little in the last week of June, REITs underperformed the S&P 500 Index for the six months ended June 30, 2013.

Even so, all property sectors had positive returns for the six-month period, led by those that benefited from the housing recovery, including manufactured homes (20.5%d), office/industrial (10.4%) and shopping center REITs (8.3%). Hotel REITs (10.5%), arguably the most cyclical group, outperformed in the first quarter, but trailed in the second.

The regional mall sector (1.7%) underperformed as sales growth slowed among brick-and-mortar retailers. Apartment REITs (3.7%) fell out of favor early in the period on concerns that rising home purchases and accelerating multi-family supply would have a negative impact on cash flow growth. But the prospect that higher mortgage rates would dampen home purchases and spur demand for apartments provided a late-period boost. In a related development, self storage (9.0%) picked up in the second quarter. Industrial REITs (6.0%) advanced early on, propelled by the housing recovery and improving global growth, but subsequently fell out of favor in June.

Fund performance

The Fund advanced in the period, but underperformed its blended benchmark based on NAV and market value. Factors that contributed to relative return among the large cap investments included our overweight and stock selection in the financial services sector. We had overweight positions in a number of insurance companies and banks that prospered in the period. Stock selection in utilities was also positive; we were underweight or did not invest in many of the index's highly valued regulated electric utilities.

Stock selection in the telecommunication services, materials and information technology sectors detracted from relative return. Our out-of-index investment in a Canadian telecommunications firm declined on news that Verizon Communications may enter the market through an acquisition. In materials, our investment in a gold mining company declined with the price of gold. And our allocations to Apple and Oracle were unfavorable; investors expected Apple to introduce a new device at its June Worldwide Developers Conference (it did not), and Oracle reported slowing software sales in China, Australia and Latin America.

The Fund's real estate allocation was helped by favorable stock selection in the apartment and hotel sectors and by our allocation to shopping center REITs. Among hotels, we had an overweight position in a luxury hotel and resort that rose on speculation that it would be taken private at an above-market price.

Factors that detracted included our underweight in the outperforming health care property sector and stock selection among diversified REITs. In the latter, our overweight position in Digital Realty Trust detracted, as it struggled amid concerns regarding high capital expenditures and the lease-negotiating power of its large tenants.

d Sector returns as measured by the FTSE NAREIT Equity REIT Index.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

Impact of derivatives on Fund performance

The Fund sold covered call options on an index with the intention of earning option premiums to generate income to pay dividends and reduce the volatility of the Fund's investments. In the six-month period ended June 30, 2013, the use of these instruments detracted from the Fund's performance.

Investment Outlook

We believe that market reactions to the Federal Reserve Chairman's comments have been overblown; in fact, we welcome the prospect of a strengthening U.S. economy. Broadly speaking, we expect global economies—particularly those of developed countries—to maintain steady, if incremental, growth. In the U.S., we believe growth will keep up its slow and steady pace, with little inflation. We believe Europe is stabilizing and moving ahead from a low base. It remains our view that the impact of China's slowing economy on its neighbors and trading partners is cause for concern.

While June's selloff in attractive cyclical large cap names had a dampening effect on near-term performance, it also gave us the opportunity to add to certain positions that we believe will rebound later in the year. As the economy strengthens, commodity markets are likely to regain lost ground, which could favorably affect our allocation to the materials sector. We think the information technology and financial sectors still have room to grow. Traditionally defensive stocks—consumer staples, utilities and telecommunications services—are less appealing.

Among REITs, we believe that an environment of low new supply and improving demand generated by a housing-led economic recovery should be supportive of REIT shares. The group has historically performed well in periods of economic growth, even when accompanied by rising interest rates, as occupancies and rents are often correlated with rising employment and GDP. As distributions for most U.S. REITs are near the required minimum, companies will likely need to raise their payouts as cash ﬂows improve, which we estimate will lead to annual dividend growth of 7% on average over the next five years. Based on our cash-flow-growth projections, we believe valuations for U.S. REITs are attractive relative to where we are in the real estate cycle.

Our focus is on REITs with the potential to outperform in an environment of greater economic growth. From a sector standpoint, we find the shopping center, industrial and hotel sectors interesting. We believe that West Coast offices still offer strong fundamentals, although we are monitoring these companies for signs of slowing growth in rents and absorption.

On balance, we see attractive investment opportunities in both large cap value stocks and REITs. As long-term, relatively conservative investors, we have a natural defensiveness built into our strategy, and we have tempered that with more opportunistic stocks in our portfolio.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

Sincerely,

MARTIN COHEN	ROBERT H. STEERS
Co-chairman	Co-chairman

JOSEPH M. HARVEY	RICHARD E. HELM
Portfolio Manager	Portfolio Manager

  THOMAS N. BOHJALIAN

  Portfolio Manager

The views and opinions in the preceding commentary are subject to change and are as of the date of publication. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about any of our funds, visit cohenandsteers.com, where you will find net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering the global real estate, commodities, global natural resource equities, listed infrastructure, utilities, large cap value and preferred securities sectors.

In addition, our website contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals and an overview of our investment approach.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

June 30, 2013
Top Ten Holdings
(Unaudited)

Security	Value	% of Net Assets
Simon Property Group	$11,570,957	5.9
Prologis	4,573,625	2.3
Health Care REIT	4,197,754	2.1
Equity Residential	3,942,158	2.0
Ventas	3,901,499	2.0
Boston Properties	3,546,956	1.8
Vornado Realty Trust	3,372,078	1.7
Chevron Corp.	3,218,848	1.6
Apple	3,010,208	1.5
Oracle Corp.	2,995,200	1.5

Sector Breakdown

(Based on Net Assets)
(Unaudited)

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

SCHEDULE OF INVESTMENTS

June 30, 2013 (Unaudited)

		Number of Shares	Value
COMMON STOCK	98.4%
CONSUMER—CYCLICAL	5.8%
AUTOMOBILES	0.8%
Ford Motor Co.		104,500	$1,616,615
HOME BUILDERS	0.6%
D.R. Horton		56,300	1,198,064
MEDIA	1.9%
News Corp., Class Aa		17,000	554,200
The Walt Disney Co.[a]		30,000	1,894,500
Time Warner Cable		10,800	1,214,784
			3,663,484
RESTAURANT	0.3%
McDonald's Corp.[a]		5,500	544,500
RETAIL	1.0%
Nordstrom		17,700	1,060,938
Ross Stores[a]		15,300	991,593
			2,052,531
SPECIALTY RETAIL	1.2%
Coach		14,300	816,387
Hanesbrands[a]		16,100	827,862
PetSmart[a]		11,000	736,890
			2,381,139
TOTAL CONSUMER—CYCLICAL			11,456,333
CONSUMER—NON-CYCLICAL	4.6%
AGRICULTURE	1.0%
Philip Morris International[a]		23,700	2,052,894
BEVERAGE	0.7%
PepsiCo		16,500	1,349,535
COSMETICS/PERSONAL CARE	0.6%
Procter & Gamble Co.		14,000	1,077,860

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2013 (Unaudited)

		Number of Shares	Value
RETAIL	2.3%
Costco Wholesale Corp.		9,900	$1,094,643
CVS Caremark Corp.[a]		37,400	2,138,532
Wal-Mart Stores[a]		18,500	1,378,065
			4,611,240
TOTAL CONSUMER—NON-CYCLICAL			9,091,529
ENERGY	6.0%
OIL & GAS	5.5%
Apache Corp.		18,400	1,542,472
Chevron Corp.[a]		27,200	3,218,848
Devon Energy Corp.		29,900	1,551,212
Exxon Mobil Corp.[a]		23,900	2,159,365
Marathon Petroleum Corp.		11,100	788,766
Occidental Petroleum Corp.		17,100	1,525,833
			10,786,496
OIL & GAS SERVICES	0.5%
Schlumberger Ltd.		14,800	1,060,568
TOTAL ENERGY			11,847,064
FINANCIAL	9.5%
BANKS	3.0%
Bank of America Corp.[a]		169,000	2,173,340
Comerica[a]		22,100	880,243
US Bancorp		21,200	766,380
Wells Fargo & Co.[a]		52,600	2,170,802
			5,990,765
CREDIT CARD	0.7%
American Express Co.		18,800	1,405,488
DIVERSIFIED FINANCIAL SERVICES	3.6%
Ameriprise Financial		17,800	1,439,664
BlackRock		4,100	1,053,085
Citigroup[a]		28,400	1,362,348
Goldman Sachs Group[a]		5,000	756,250
JPMorgan Chase & Co.[a]		45,600	2,407,224
			7,018,571

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2013 (Unaudited)

		Number of Shares	Value
INSURANCE	2.2%
American International Group[b]		40,800	$1,823,760
Chubb Corp.		7,300	617,945
ProAssurance Corp.[a]		10,600	552,896
Prudential Financial		18,600	1,358,358
			4,352,959
TOTAL FINANCIAL			18,767,783
HEALTH CARE	6.2%
HEALTH CARE PROVIDERS & SERVICES	2.5%
Quest Diagnostics		17,792	1,078,729
UnitedHealth Group[a]		33,500	2,193,580
Universal Health Services, Class B		25,000	1,674,000
			4,946,309
HEALTHCARE PRODUCTS	1.3%
Covidien PLC (Ireland)		9,600	603,264
Thermo Fisher Scientific[a]		23,200	1,963,416
			2,566,680
PHARMACEUTICAL	2.4%
Abbott Laboratories[a]		45,200	1,576,576
Merck & Co.		34,600	1,607,170
Pfizer		54,400	1,523,744
			4,707,490
TOTAL HEALTH CARE			12,220,479
INDUSTRIALS	5.7%
AEROSPACE & DEFENSE	1.0%
General Dynamics Corp.		13,600	1,065,288
L-3 Communications Holdings[a]		9,800	840,252
			1,905,540
BUILDING PRODUCTS	0.8%
Owens Corning[b]		41,200	1,610,096
DISTRIBUTION	0.5%
HD Supply Holdings[b]		54,518	1,024,393
DIVERSIFIED MANUFACTURING	0.9%
General Electric Co.		72,500	1,681,275

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2013 (Unaudited)

		Number of Shares	Value
MACHINERY	1.1%
Deere & Co.		18,200	$1,478,750
SPX Corp.		10,560	760,109
			2,238,859
TRANSPORTATION	1.4%
Norfolk Southern Corp.[a]		13,900	1,009,835
United Parcel Service		19,400	1,677,712
			2,687,547
TOTAL INDUSTRIALS			11,147,710
MATERIALS	1.2%
CHEMICALS	0.8%
Eastman Chemical Co.[a]		11,400	798,114
Potash Corp. of Saskatchewan (Canada)		21,800	831,621
			1,629,735
METALS & MINING	0.4%
Newmont Mining Corp.[a]		24,900	745,755
TOTAL MATERIALS			2,375,490
REAL ESTATE	46.2%
DIVERSIFIED	4.5%
American Assets Trust		31,369	968,047
Cousins Properties		73,312	740,451
Duke Realty Corp.		146,798	2,288,581
Forest City Enterprises, Class Ab		32,200	576,702
Vornado Realty Trust		40,701	3,372,078
WP Carey		14,720	974,023
			8,919,882
HEALTH CARE	5.0%
Aviv REIT		19,400	490,626
Emeritus Corp.[b]		19,300	447,374
Health Care REIT		62,625	4,197,754
Healthcare Trust of America, Class A		67,800	761,394
Ventas		56,169	3,901,499
			9,798,647

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2013 (Unaudited)

		Number of Shares	Value
HOTEL	3.6%
Hersha Hospitality Trust		131,339	$740,752
Host Hotels & Resorts		131,268	2,214,491
Hyatt Hotels Corp., Class Aa,b		13,212	533,236
Pebblebrook Hotel Trust		40,700	1,052,095
RLJ Lodging Trust		37,200	836,628
Strategic Hotels & Resorts Worldwide[b]		99,651	882,908
Sunstone Hotel Investors[b]		62,500	755,000
			7,015,110
INDUSTRIALS	2.9%
DCT Industrial Trust		105,629	755,247
Prologis		121,252	4,573,625
STAG Industrial		23,350	465,833
			5,794,705
OFFICE	5.3%
Boston Properties		33,630	3,546,956
Douglas Emmett		48,182	1,202,141
Highwoods Properties		34,900	1,242,789
Hudson Pacific Properties		49,007	1,042,869
Mack-Cali Realty Corp.		28,000	685,720
SL Green Realty Corp.		31,641	2,790,420
			10,510,895
OFFICE/INDUSTRIAL	0.3%
PS Business Parks		9,600	692,832
RESIDENTIAL	7.6%
APARTMENT	6.7%
Apartment Investment & Management Co.		49,761	1,494,820
BRE Properties		29,500	1,475,590
Colonial Properties Trust		55,400	1,336,248
Equity Residential		67,898	3,942,158
Essex Property Trust		9,700	1,541,524
Home Properties		26,845	1,754,858
UDR		61,500	1,567,635
			13,112,833

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2013 (Unaudited)

		Number of Shares	Value
MANUFACTURED HOME	0.9%
Equity Lifestyle Properties		13,300	$1,045,247
Sun Communities		14,839	738,389
			1,783,636
TOTAL RESIDENTIAL			14,896,469
SELF STORAGE	2.6%
CubeSmart		97,100	1,551,658
Extra Space Storage		35,993	1,509,186
Public Storage		13,300	2,039,289
			5,100,133
SHOPPING CENTERS	14.4%
COMMUNITY CENTER	5.3%
Cedar Realty Trust		89,100	461,538
DDR Corp.		145,700	2,425,905
Kimco Realty Corp.		112,857	2,418,526
Ramco-Gershenson Properties Trust		63,823	991,171
Regency Centers Corp.		53,299	2,708,122
Weingarten Realty Investors		47,100	1,449,267
			10,454,529
FREE STANDING	1.0%
Realty Income Corp.		45,558	1,909,791
REGIONAL MALL	8.1%
General Growth Properties		150,607	2,992,561
Glimcher Realty Trust		126,200	1,378,104
Simon Property Group		73,271	11,570,957
			15,941,622
TOTAL SHOPPING CENTERS			28,305,942
TOTAL REAL ESTATE			91,034,615
TECHNOLOGY	10.7%
COMPUTERS	2.5%
Apple[a]		7,600	3,010,208
International Business Machines Corp.		9,700	1,853,767
			4,863,975

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2013 (Unaudited)

		Number of Shares	Value
INTERNET SERVICE PROVIDER	1.0%
Google[a,b]		2,200	$1,936,814
SEMICONDUCTORS	0.3%
Intel Corp.[a]		26,500	641,830
SERVICES	0.7%
Visa, Class A		7,400	1,352,350
SOFTWARE	3.4%
Microsoft Corp.[a]		72,900	2,517,237
Oracle Corp.[a]		97,500	2,995,200
Symantec Corp.		58,300	1,310,001
			6,822,438
TELECOMMUNICATION EQUIPMENT	2.8%
Cisco Systems[a]		109,300	2,657,083
Corning		71,700	1,020,291
QUALCOMM		30,800	1,881,264
			5,558,638
TOTAL TECHNOLOGY			21,176,045
TELECOMMUNICATION SERVICES	1.2%
AT&Ta		38,900	1,377,060
Rogers Communications (Canada)		24,000	940,192
			2,317,252
UTILITIES	1.3%
ELECTRIC UTILITIES	0.9%
NextEra Energy		20,700	1,686,636
MULTI-UTILITIES	0.4%
Wisconsin Energy Corp.[a]		20,300	832,097
TOTAL UTILITIES			2,518,733
TOTAL COMMON STOCK (Identified cost—$149,280,842)			193,953,033

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2013 (Unaudited)

		Number of Contracts	Value
PURCHASED CALL OPTIONS	0.1%
S&P 500 Index, USD Strike Price 1,625, 7/20/13		95	$128,250
S&P 500 Index, USD Strike Price 1,650, 7/20/13		49	22,540
S&P 500 Index, USD Strike Price 1,660, 7/20/13		49	14,700
TOTAL PURCHASED CALL OPTIONS (Identified cost—$66,787)			165,490
		Number of Shares
SHORT-TERM INVESTMENTS	1.9%
MONEY MARKET FUNDS
BlackRock Liquidity Funds: FedFund, 0.01%[c]		1,950,285	1,950,285
Federated Government Obligations Fund, 0.01%[c]		1,900,299	1,900,299
TOTAL SHORT-TERM INVESTMENTS (Identified cost—$3,850,584)			3,850,584
TOTAL INVESTMENTS (Identified cost—$153,198,213)	100.4%		197,969,107
WRITTEN CALL OPTIONS	(0.2)		(347,740)
LIABILITIES IN EXCESS OF OTHER ASSETS	(0.2)		(422,566)
NET ASSETS (Equivalent to $15.62 per share based on 12,621,954 shares of common stock outstanding)	100.0%		$197,198,801

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2013 (Unaudited)

		Number of Contracts	Value
WRITTEN CALL OPTIONS	(0.2)%
S&P 500 Index, USD Strike Price 1,625, 7/20/13		230	$(310,500)
S&P 500 Index, USD Strike Price 1,650, 7/20/13		49	(22,540)
S&P 500 Index, USD Strike Price 1,660, 7/20/13		49	(14,700)
TOTAL WRITTEN CALL OPTIONS (Premiums received—$618,002)			$(347,740)

Glossary of Portfolio Abbreviations

REIT  Real Estate Investment Trust

USD  United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

a  All or a portion of the security is pledged in connection with written option contracts: $16,924,616 in aggregate has been pledged as collateral.

b  Non-income producing security.

c  Rate quoted represents the seven-day yield of the Fund.

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2013 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$153,198,213)	$197,969,107
Cash	62,098
Receivable for:
Investment securities sold	959,122
Dividends	342,544
Other assets	14,562
Total Assets	199,347,433
LIABILITIES:
Payable for:
Investment securities purchased	1,462,814
Options (Premiums received—$618,002)	347,740
Investment management fees	123,259
Dividends declared	112,885
Administration fees	6,574
Directors' fees	235
Other liabilities	95,125
Total Liabilities	2,148,632
NET ASSETS	$197,198,801
NET ASSETS consist of:
Paid-in capital	$178,514,192
Dividends in excess of net investment income	(4,356,303)
Accumulated net realized loss	(21,999,918)
Net unrealized appreciation	45,040,830
$197,198,801
NET ASSET VALUE PER SHARE:
($197,198,801 ÷ 12,621,954 shares outstanding)	$15.62
MARKET PRICE PER SHARE	$14.31
MARKET PRICE DISCOUNT TO NET ASSET VALUE PER SHARE	(8.39)%

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2013 (Unaudited)

Investment Income:
Dividend income (net of $6,775 of foreign withholding tax)	$2,197,454
Expenses:
Investment management fees	743,875
Administration fees	57,956
Professional fees	44,161
Custodian fees and expenses	29,118
Shareholder reporting expenses	25,165
Transfer agent fees and expenses	10,211
Directors' fees and expenses	5,698
Miscellaneous	19,632
Total Expenses	935,816
Net Investment Income	1,261,638
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	15,659,203
Options	(4,623,536)
Foreign currency transactions	(2,892)
Net realized gain	11,032,775
Net change in unrealized appreciation (depreciation) on:
Investments	2,964,930
Options	114,291
Foreign currency translations	(235)
Net change in unrealized appreciation (depreciation)	3,078,986
Net realized and unrealized gain	14,111,761
Net Increase in Net Assets Resulting from Operations	$15,373,399

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended June 30, 2013	For the Year Ended December 31, 2012
Change in Net Assets:
From Operations:
Net investment income	$1,261,638	$2,500,494
Net realized gain	11,032,775	12,175,027
Net change in unrealized appreciation (depreciation)	3,078,986	11,811,781
Net increase in net assets resulting from operations	15,373,399	26,487,302
Dividends to Shareholders from Net Investment Income	(5,806,099)	(11,612,198)
Total increase in net assets	9,567,300	14,875,104
Net Assets:
Beginning of period	187,631,501	172,756,397
End of period[a]	$197,198,801	$187,631,501

a  Includes dividends in excess of net investment income and accumulated undistributed net investment income of $4,356,303 and $188,158, respectively.

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Six	For the Year Ended December 31,
	Months Ended
Per Share Operating Performance:	June 30, 2013	2012	2011	2010	2009	2008
Net asset value, beginning of period	$14.87	$13.69	$13.90	$12.55	$11.76	$19.29
Income (loss) from investment operations:
Net investment income	0.10 [a]	0.20 [a]	0.90	0.71	0.26	0.54
Net realized and unrealized gain (loss)	1.11	1.90	(0.19)	1.34	1.10	(6.62)
Total income (loss) from investment operations	1.21	2.10	0.71	2.05	1.36	(6.08)
Less dividends and distributions to shareholders from:
Net investment income	(0.46)	(0.92)	(0.90)	(0.71)	(0.26)	(0.54)
Tax return of capital	—	—	(0.02)	—	(0.31)	(0.93)
Total dividends and distributions to shareholders	(0.46)	(0.92)	(0.92)	(0.71)	(0.57)	(1.47)
Anti-dilutive effect from the purchase of shares	—	—	0.00 [b]	0.01	—	0.02
Net increase (decrease) in net asset value	0.75	1.18	(0.21)	1.35	0.79	(7.53)
Net asset value, end of period	$15.62	$14.87	$13.69	$13.90	$12.55	$11.76
Market value, end of period	$14.31	$13.84	$12.09	$12.96	$10.45	$9.65
Total net asset value return[c]	8.36%[d]	15.68%	5.75%	17.67%	13.79%	–32.21%
Total market value return[c]	6.66%[d]	21.92%	0.17%	31.76%	15.47%	–36.32%

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	For the Six	For the Year Ended December 31,
	Months Ended
Ratios/Supplemental Data:	June 30, 2013	2012	2011	2010	2009	2008
Net assets, end of period (in millions)	$197.2	$187.6	$172.8	$175.5	$159.6	$149.6
Ratio of expenses to average daily net assets	0.94%[e]	0.95%	0.95%	0.98%	1.07%	0.97%
Ratio of net investment income to average daily net assets	1.27%[e]	1.34%	1.13%	1.15%	2.49%	3.27%
Portfolio turnover rate	38%[d]	59%	61%	94%	128%	47%

a  Calculation based on average shares outstanding.

b  Amount is less than $0.005.

c  Total net asset value return measures the change in net asset value per share over the period indicated. Total market value return is computed based upon the Fund's NYSE market price per share and excludes the effects of brokerage commissions. Dividends and distributions are assumed, for purposes of these calculations, to be reinvested at prices obtained under the Fund's dividend reinvestment plan.

d  Not annualized.

e  Annualized.

See accompanying notes to financial statements.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Significant Accounting Policies

Cohen & Steers Dividend Majors Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on September 13, 2004 and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund's investment objective is to achieve high total return.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the NYSE are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Exchange traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued at the average of the quoted bid and ask prices as of the close of business. Over-the-counter options are valued based upon prices provided by the respective counterparty.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be over-the-counter, are valued at the last sale price on the valuation date as reported by sources deemed appropriate by the Board of Directors to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates value. Investments in open-end mutual funds are valued at their closing net asset value.

The policies and procedures approved by the Fund's Board of Directors delegate authority to make fair value determinations to the investment manager, subject to the oversight of the Board of Directors. The investment manager has established a valuation committee (Valuation Committee) to

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

Foreign equity fair value pricing procedures utilized by the Fund may cause certain foreign securities to be fair valued on the basis of fair value factors provided by a pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund's investments is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfer at the end of the period in which the underlying event causing the movement occurred. Changes in valuation techniques may result in transfers into or out of an assigned level within

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

the disclosure hierarchy. There were no transfers between Level 1 and Level 2 securities as of June 30, 2013.

The following is a summary of the inputs used as of June 30, 2013 in valuing the Fund's investments carried at value:

	Total	Quoted Prices In Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock	$193,953,033	$193,953,033	$—	$—
Purchased Call Options	165,490	165,490	—	—
Money Market Funds	3,850,584	—	3,850,584	—
Total Investments[a]	$197,969,107	$194,118,523	$3,850,584	$—
Written Call Options	$(347,740)	$(347,740)	$—	$—
Total Depreciation in Other Financial Instruments[a]	$(347,740)	$(347,740)	$—	$—

a  Portfolio holdings are disclosed individually on the Schedule of Investments.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from Real Estate Investment Trusts (REITs) are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management's estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts.

Options: The Fund writes call options on an index and may write put options on an index and put and covered call options on securities with the intention of earning option premiums. Option premiums may increase the Fund's realized gains and therefore may help increase distributable income. When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded on the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying index or security. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

The Fund may purchase call or put options. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid quarterly. Net

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund in accordance with the Fund's Reinvestment Plan, unless the shareholder has elected to have them paid in cash. Distributions paid by the Fund are subject to recharacterization for tax purposes.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Management has analyzed the Fund's tax positions taken on federal income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of June 30, 2013, no additional provisions for income tax are required in the Fund's financial statements. The Fund's tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Management Fees, Administration Fees and Other Transactions with Affiliates

Investment Management Fees: The investment manager serves as the Fund's investment manager pursuant to an investment management agreement (the investment management agreement). Under the terms of the investment management agreement, the investment manager provides the Fund with day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment manager receives a fee, accrued daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of the Fund.

Administration Fees: The Fund has entered into an administration agreement with the investment manager under which the investment manager performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.04% of the average daily net assets of the Fund. For the six months ended June 30, 2013, the Fund incurred $39,673 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment manager. The Fund does not pay compensation to directors and officers affiliated with the investment manager except for the Chief Compliance Officer, who received compensation from the investment manager, which was reimbursed by the Fund, in the amount of $1,273 for the six months ended June 30, 2013.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2013, totaled $74,587,423 and $82,205,945, respectively.

Transactions in written options during the six months ended June 30, 2013, were as follows:

	Number of Contracts	Premiums
Options outstanding at December 31, 2012	282	$516,331
Options written	1,849	3,417,696
Options expired	(153)	(265,277)
Options terminated in closing transactions	(1,063)	(2,005,928)
Options exercised	(587)	(1,044,820)
Options outstanding at June 30, 2013	328	$618,002

Note 4. Derivative Investments

The following tables present the value of derivatives held at June 30, 2013 and the effect of derivatives held during the six months ended June 30, 2013, along with the respective location in the financial statements. The volume of activity for written options for the six months ended June 30, 2013 is summarized in Note 3.

Statement of Assets and Liabilities
	Assets		Liabilities
Derivatives	Location	Fair Value	Location	Fair Value
Equity contracts	—	$—	Payable for Options	$347,740
Statement of Operations

Derivatives	Location	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)
Equity contracts	Net Realized and Unrealized Gain (Loss)	$(4,623,536)	$114,291

At June 30, 2013, the Fund's derivative assets and liabilities (by type), which are subject to a master netting agreement, are as follows:

Derivative Financial Instruments	Assets	Liabilities
Written call options	$—	$347,740

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The following table presents the Fund's derivative liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral pledged by the Fund, if any, as of June 30, 2013:

Counterparty	Gross Amount of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged[a]	Net Amount of Derivative Liabilities[b]
Morgan Stanley & Co. LLC	$347,740	$—	$(347,740)	$—

a  In some instances, the actual collateral pledged may be more than amount shown.

b  Net amount represents the net payable due to the counterparty in the event of default.

Note 5. Income Tax Information

As of June 30, 2013, the federal tax cost and unrealized appreciation and depreciation in value of securities held were as follows:

Cost for federal income tax purposes	$153,198,213
Gross unrealized appreciation	$46,379,546
Gross unrealized depreciation	(1,608,652)
Net unrealized appreciation	$44,770,894

As of December 31, 2012, the Fund had a net short-term capital loss carryforward of $31,685,553, which may be used to offset future capital gains. These losses will expire on December 31, 2017. In addition, the Fund incurred long-term capital losses of $266,117 and net ordinary losses of $148 after October 31, 2012, that it has elected to treat as arising in the following fiscal year.

Note 6. Capital Stock

The Fund is authorized to issue 100 million shares of common stock at a par value of $0.001 per share.

During the six months ended June 30, 2013 and the year ended December 31, 2012, the Fund did not issue any shares of common stock for the reinvestment of dividends.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

On December 11, 2012, the Board of Directors approved the continuation of the delegation of its authority to management to effect repurchases, pursuant to management's discretion and subject to market conditions and investment considerations, of up to 10% of the Fund's common shares outstanding (Share Repurchase Program) from January 1, 2013 through the fiscal year ended December 31, 2013. During the six months ended June 30, 2013 and the year ended December 31, 2012, the Fund did not effect any repurchases.

Note 7. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 8. Subsequent Events

Management has evaluated events and transactions occurring after June 30, 2013 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

PROXY RESULTS (Unaudited)

Cohen & Steers Dividend Majors Fund, Inc. shareholders voted on the following proposals at the annual meeting held on April 25, 2013. The description of each proposal and number of shares voted are as follows:

Common Shares

	Shares Voted For	Authority Withheld
To elect Directors:
Martin Cohen	8,726,831.112	412,977.352
Richard J. Norman	8,709,953.600	429,854.864
Frank K. Ross	8,713,795.996	426,012.468

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

AVERAGE ANNUAL TOTAL RETURNS

(periods ended June 30, 2013) (Unaudited)

Based on Net Asset Value			Based on Market Value
One Year	Five Years	Since Inception (1/31/05)	One Year	Five Years	Since Inception (1/31/05)
12.26%	6.39%	5.69%	6.74%	6.39%	4.02%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund's returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund's dividend reinvestment plan.

REINVESTMENT PLAN

We urge shareholders who want to take advantage of this plan and whose shares are held in 'Street Name' to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the Securities and Exchange Commission's (the SEC) website at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. Distributions in excess of the Fund's net investment company taxable income and realized gains are a return of capital distributed from the Fund's assets. To the extent this occurs, the Fund's shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Notice is hereby given in accordance with Rule 23c-1 under the 1940 Act that the Fund may purchase, from time to time, shares of its common stock in the open market.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

The Board of Directors of the Fund, including a majority of the directors who are not parties to the Fund's investment management agreement (the Management Agreement), or interested persons of any such party (Independent Directors), has the responsibility under the 1940 Act to approve the Fund's Management Agreement for its initial two year term and its continuation annually thereafter at a meeting of the Board of Directors called for the purpose of voting on the approval or continuation. At a telephonic meeting held on June 12, 2013 and at a meeting held in person on June 18, 2013, the Management Agreement was discussed and was unanimously continued for a term ending June 30, 2014 by the Fund's Board of Directors, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meeting and executive session.

In considering whether to continue the Management Agreement, the Board of Directors reviewed materials provided by the Investment Manager and Fund counsel which included, among other things, fee, expense and performance information compared to peer funds (Peer Funds) and performance comparisons to a larger category universe, prepared by an independent data provider; summary information prepared by the Investment Manager; and a memorandum outlining the legal duties of the Board of Directors. The Board of Directors also spoke directly with representatives of the independent data provider and met with investment management personnel. In addition, the Board of Directors considered information provided from time to time by the Investment Manager throughout the year at meetings of the Board of Directors, including presentations by portfolio managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund's objective. In particular, the Board of Directors considered the following:

(i) The nature, extent and quality of services to be provided by the Investment Manager: The Board of Directors reviewed the services that the Investment Manager provides to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, and generally managing the Fund's investments in accordance with the stated policies of the Fund. The Board of Directors also discussed with officers and portfolio managers of the Fund the types of transactions that were being done on behalf of the Fund. Additionally, the Board of Directors took into account the services provided by the Investment Manager to its other funds, including those that have investment objectives and strategies similar to the Fund. The Board of Directors next considered the education, background and experience of the Investment Manager's personnel, noting particularly that the favorable history and reputation of the portfolio managers for the Fund has had, and would likely continue to have, a favorable impact on the Fund. The Board of Directors further noted the Investment Manager's ability to attract qualified and experienced personnel. The Board of Directors also considered the administrative services provided by the Investment Manager, including compliance and accounting services. After consideration of the above factors, among others, the Board of Directors concluded that the nature, extent and quality of services provided by the Investment Manager are adequate and appropriate.

(ii) Investment performance of the Fund and the Investment Manager: The Board of Directors considered the investment performance of the Fund compared to Peer Funds and compared to a relevant blended benchmark. The Board of Directors considered that the Fund outperformed the medians of the Peer Funds for the one-, three- and five-year periods ended March 31, 2013 ranking in

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

the second quintile for the one- and five-year periods and the first quintile for the three- year period. The Board of Directors also noted that the Fund underperformed its blended benchmark for the one-, three- and five-year periods ended March 31, 2013. The Board of Directors also considered the investment performance of the Fund versus a group of peer funds supplied by the Investment Manager. The Board of Directors noted that the Fund outperformed the peer group medians during the one- and three-year periods ended March 31, 2013, ranking five out of twelve and four out of twelve, respectively. The Fund performed at the peer group median for the five-year period ended March 31, 2013, ranking six out of twelve. The Board of Directors engaged in discussions with the Investment Manager regarding the contributors and detractors to the Fund's performance during the periods. The Board of Directors considered that, effective April 1, 2009, the Fund replaced its quantitative screening methodology used to select dividend yielding stocks with an actively managed large cap dividend value strategy and that following this change the Fund's performance improved. The Board of Directors noted that the Fund's investment mix of REITs (25% minimum investment) and dividend paying stocks is unique to the Peer Fund group, making performance comparisons difficult. The Board of Directors also considered supplemental information provided by the Investment Manager, including a narrative summary of various factors affecting performance, and the Investment Manager's performance in managing other funds that invest in real estate, large cap and dividend yielding securities. The Board of Directors then determined that Fund performance, in light of all the considerations noted above, was satisfactory.

(iii) Cost of the services to be provided and profits to be realized by the Investment Manager from the relationship with the Fund: Next, the Board of Directors considered the advisory fees and administrative fees payable by the Fund, as well as total expense ratios. As part of its analysis, the Board of Directors gave consideration to the fee and expense analyses provided by the independent data provider. The Board of Directors considered the Fund's actual and contractual management fees, and the Fund's total expense ratios compared to the medians of the Peer Funds. The Board of Directors noted that the Fund's actual management fee was lower than the median of the Peer Funds, ranking in the second quintile. The Fund's contractual management fee and expense ratio were lower than the Peer Funds' medians, ranking one out of five for contractual management fee and in the first quintile for expense ratio. The Board of Directors then considered the administrative services provided by the Investment Advisor, including compliance and accounting services, and further noted that the Fund pays an administration fee to the Investment Manager. The Board of Directors concluded that, in light of market conditions, the Fund's current expense structure was satisfactory.

The Board of Directors also reviewed information regarding the profitability to the Investment Manager of its relationship with the Fund. The Board of Directors considered the level of the Investment Manager's profits and whether the profits were reasonable for the Investment Manager. The Board of Directors took into consideration other benefits to be derived by the Investment Manager in connection with the Management Agreement, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Investment Manager receives by allocating the Fund's brokerage transactions. The Board of Directors also considered the fees received by the Investment Manager under the Administration Agreement, and noted the significant services received, such as compliance, accounting and operational services and furnishing office space and facilities for the Fund, and providing persons satisfactory to the Board of Directors to serve as officers of the Fund, and that these services were beneficial to the Fund. The

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

Board of Directors concluded that the profits realized by the Investment Manager from its relationship with the Fund were reasonable and consistent with the Investment Manager's fiduciary duties.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Directors noted that, as a closed-end fund, the Fund would not be expected to have inflows of capital that might produce increasing economies of scale. The Board of Directors determined that, given the Fund's closed-end structure, there were no significant economies of scale that were not being shared with shareholders.

(v) Comparison of services rendered and fees paid to those under other investment management contracts, such as contracts of the same and other investment managers or other clients: As discussed above in (iii), the Board of Directors compared the fees paid under the Management Agreement to those under other investment management contracts of other investment advisers managing Peer Funds. The Board of Directors also considered the services rendered, fees paid and profitability under the Management Agreement to those under the Investment Manager's other management agreements and advisory contracts with institutional and other clients with similar investment mandates. The Board of Directors also considered the entrepreneurial risk and financial exposure assumed by the Investment Manager in developing and managing the Fund that the Investment Manager does not have with institutional and other clients. The Board of Directors determined that on a comparative basis the fees under the Management Agreement were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the Board of Directors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Directors, including the Independent Directors, unanimously approved the continuation of the Management Agreement.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Transaction history and account transactions
• Purchase history and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies—	No	We don't share
For our affiliates' everyday business purposes— information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes— information about your creditworthiness	No	We don't share
For our affiliates to market to you—	No	We don't share
For non-affiliates to market to you—	No	We don't share

Questions?  Call 800.330.7348

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are
Who is providing this notice?

Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers UK Limited, Cohen & Steers Europe SPRL, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, Cohen & Steers).

What we do
How does Cohen & Steers protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?	We collect your personal information, for example, when you:
• Open an account or buy securities from us
• Provide account information or give us your contact information
• Make deposits or withdrawals from your account
We also collect your personal information from other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only:
• sharing for affiliates' everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State law and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFBX*, CSFCX, CSSPX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in REITs

  •  Symbol: CSRIX

COHEN & STEERS REALTY INCOME FUND

  •  Designed for investors seeking total return, investing primarily in real estate securities with an emphasis on both income and capital appreciation

  •  Symbols: CSEIX, CSBIX*, CSCIX, CSDIX

COHEN & STEERS INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

COHEN & STEERS
EMERGING MARKETS REAL ESTATE FUND

  •  Designed for investors seeking total return, investing primarily in emerging market real estate securities

  •  Symbols: APFAX, APFCX, APFIX

COHEN & STEERS REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in REITs

  •  Symbol: CSRSX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUBX*, CSUCX, CSUIX

COHEN & STEERS DIVIDEND VALUE FUND

  •  Designed for investors seeking long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX

COHEN & STEERS
PREFERRED SECURITIES AND INCOME FUND

  •  Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities

  •  Symbols: CPXAX, CPXCX, CPXIX

COHEN & STEERS REAL ASSETS FUND

  •  Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

  •  Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS GLOBAL REALTY MAJORS ETF

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: GRI

Distributed by ALPS Distributors, Inc.

ISHARES COHEN & STEERS
REALTY MAJORS INDEX FUND

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: ICF

Distributed by SEI Investments Distribution Co.

*  Class B shares are no longer offered except through dividend reinvestment and permitted exchanges by existing Class B shareholders.

  Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and co-chairman

Martin Cohen
Director and co-chairman

Michael G. Clark
Director

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and chief executive officer

Joseph M. Harvey
Vice president

Richard E. Helm
Vice president

Yigal D. Jhirad
Vice president

Francis C. Poli
Secretary

James Giallanza
Treasurer and chief financial officer

Lisa D. Phelan
Chief compliance officer

KEY INFORMATION

Investment Manager

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

Computershare
480 Washington Boulevard
Jersey City, NJ 07310
(866) 227-0757

Legal Counsel

Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036

New York Stock Exchange Symbol: DVM

Website: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

COHEN & STEERS

DIVIDEND MAJORS FUND

280 PARK AVENUE

NEW YORK, NY 10017

eDelivery NOW AVAILABLE

Stop traditional mail delivery; receive your shareholder reports and prospectus online.

Sign up at cohenandsteers.com

DVMSAR

Semiannual Report June 30, 2013

Cohen & Steers Dividend Majors Fund

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms and that such material information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)  Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS DIVIDEND MAJORS FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date: August 27, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(Principal Executive Officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Treasurer and Chief Financial Officer
(Principal Financial Officer)

Date: August 27, 2013